MANAGEMENT FEE COLLECTION AGREEMENT

   This Agreement, made and entered into as of February 22, 2001, by and between NorthMarq Capital, Inc., a Minnesota corporation ("Lender"), Secured Investment Resources Fund, L.P. III, a Missouri limited partnership ("Borrower"), and Maxus Properties, Inc., a Missouri corporation ("Agent").

                         PRELIMINARY STATEMENT OF FACTS

   A.  Agent  entered  into  a  Management   Agreement  dated  January  1,  2001
("Management Agreement") covering certain property in Kansas City, Missouri, known as Bicycle Club Apartments, and which is legally described on Exhibit A attached hereto and made a part hereof ("Property").

   B.  Secured   Investment   Resources  Fund,  L.P.  III,  a  Missouri  limited
partnership ("Borrower"), owns the Property and is the Owner under the Management Agreement, as defined therein.

   C. The Management Agreement provides for a management fee to Agent equal to five percent (5%) of the monthly gross receipts from the operation of the Property.

   D. Borrower has secured a loan from Lender in the amount of Eight Million Three Hundred Fifty Thousand and no/100 Dollars ($8,350,000.00) ("Loan"), which will be secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement covering the Property ("Mortgage").

   E. Notwithstanding the total management fee of five percent (5%) of monthly gross receipts provided for in the Management Agreement, Lender has required, as a condition to making the Loan to Borrower, that Agent collect the final one (1%) of the management fee only after the Borrower has paid the operational expenses of the Property and the debt service of the Loan.

   NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, it is agreed as follows:

   1. Collection of Management Fee. Agent agrees that it may collect the final one percent (1%) of the management fee only after the Borrower has paid the operational expenses of the Property and the debt service of the Loan.

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                          LENDER:

                                          NorthMarq Capital, Inc.


                                          By: /s/ Paul W. Cairns
                                              Name:   Paul W. Cairns
                                              Title:  Vice President


STATE OF MINNESOTA                )
                                  )  ss.
COUNTY OF HENNEPIN                )

   The foregoing instrument was acknowledged before me this 20th day of February, 2001, by Paul W. Cairns, the Vice President of NorthMarq Capital, Inc., a Minnesota corporation, on behalf of the corporation.


/s/ William A. Haug                              [Notary Seal]
Notary Public

                                  BORROWER:

                                  Secured Investment Resources Fund, L.P. III a Missouri limited partnership

                                  By:  Nichols Resources, Ltd.,
                                       a Missouri corporation
                                  Its: General Partner



                                       By: /s/ David L. Johnson
                                               David L. Johnson, Vice President




STATE OF MISSOURI              )
                               ) ss.
COUNTY OF CLAY                 )

   The foregoing instrument was acknowledged before me this 22nd day of February, 2001, by David L. Johnson, the Vice President of Nichols Resources, Ltd., a Missouri corporation, General Partner of Secured Investment Resources Fund, L.P. III, a Missouri limited partnership, on behalf of the limited partnership.


  [Notary Seal]                    /s/ Grace E. Bales
                                    Notary Public

                                            AGENT:

                                            MAXUS PROPERTIES, INC.,
                                            a Missouri corporation

                                            By: /s/ David L. Johnson
                                            Name:   David L. Johnson
                                            Title:  Chairman/CEO

STATE OF MISSOURI              )
                               )  ss.
COUNTY OF CLAY                 )

    The foregoing instrument was acknowledged before me this 22nd day of February, 2001, by David L. Johnson, the Chairman/CEO of Maxus Properties, Inc., a Missouri corporation, on behalf of the corporation.


[Notary Seal]                     /s/ Grace E. Bales
                                    Notary Public

                                    EXHIBIT A

                                LEGAL DESCRIPTION


Lots 1 and 2 and Tracts A and C, CANDLEWYCK, a subdivision in Kansas City, Platte County, Missouri, according to the recorded plat thereof.